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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     September 28, 2001
                                                   ------------------------

                            TYCO CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)


       Nevada                      1-1861                   65-1051227
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   (State or other             (Commission                (IRS Employer
   jurisdiction of             File Number)             Identification No.)
   incorporation)


                           1211 Avenue of the Americas
                            New York, New York 10036
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              (Address of registrant's principal executive office)


Registrant's telephone number, including area code    (212) 536-1390
                                                   --------------------

                               The CIT Group, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

         The CIT Group, Inc., an indirect wholly-owned subsidiary of Tyco International Ltd., has changed its name to Tyco Capital Corporation effective September 28, 2001. The Certificate of Amendment to the Certificate of Incorporation was filed with the Nevada Secretary of State on September 28, 2001 and is attached hereto as Exhibit 3.1.

         Tyco Capital Corporation will continue to operate independently, with its own credit ratings on its debt securities and commercial paper. Tyco International Ltd. has not guaranteed Tyco Capital Corporation's indebtedness. Tyco Capital Corporation will continue to file reports under the Securities Exchange Act of 1934 with the Securities and Exchange Commission as a separate registrant with respect to its registered debt securities.




ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

       (a) and (b)  Not Applicable.

               (c)  The following exhibit is filed herewith:

                    3.1 Certificate of Amendment to the Certificate of Incorporation, effective September 28, 2001.





ITEM 8.           CHANGE IN FISCAL YEAR.

         On September 28, 2001, Tyco Capital Corporation changed its fiscal year end from December 31 to September 30. Tyco Capital Corporation will file a transition report covering the period from January 1, 2001 to September 30, 2001 on Form 10-K.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  TYCO CAPITAL CORPORATION
                                  ---------------------------------------------
                                  (Registrant)


                                   By: /s/ Mark H. Swartz
                                   --------------------------------------------
                                   Mark H. Swartz
                                   Vice President
                                   (Duly Authorized Officer)



                                   By: /s/ Joseph M. Leone
                                   --------------------------------------------
                                   Joseph M. Leone
                                   Executive Vice President and
                                   Chief Financial Officer
                                   (Principal Accounting and
                                   Financial Officer)

Dated:  October 1, 2001











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                                INDEX TO EXHIBITS


    Exhibit Number   Description

         3.1 Certificate of Amendment to the Certificate of Incorporation, effective September 28, 2001.